RISKS (Details 5) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Notes and other explanatory information [abstract]
Total borrowings	$ 2,079	$ 1,448	$ 1,613	$ 1,438
Less: cash and cash equivalents, and financial assets at fair value through profit and loss	(1,588)	(730)
Net debt	491	718
Total capital attributable to owners	$ 3,777	$ 3,122
Leverage ratio	12.99%	23.00%